Exhibit 99.2

Quarterly Financial Supplement - 1Q2020

May 5, 2020

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-19	Jun-19	Sep-19	Dec-19	Mar-20
Assets
Investments:
Fixed maturities, available for sale, at fair value	$19,468.4	$20,437.2	$21,089.2	$21,295.2	$20,379.1
Equity securities at fair value	40.8	38.8	39.3	44.1	50.1
Mortgage loans	1,626.1	1,596.5	1,561.7	1,566.1	1,484.1
Policy loans	121.3	121.6	122.8	124.5	124.7
Trading securities	237.9	248.3	247.3	243.9	227.8
Investments held by variable interest entities	1,241.4	1,215.2	1,204.2	1,188.6	1,038.1
Other invested assets	943.3	1,018.8	1,070.9	1,118.5	953.3
Total investments	23,679.2	24,676.4	25,335.4	25,580.9	24,257.2
Cash and cash equivalents - unrestricted	621.6	557.4	760.3	580.0	482.0
Cash and cash equivalents held by variable interest entities	69.7	50.5	61.7	74.7	68.5
Accrued investment income	214.8	211.2	212.7	205.9	213.0
Present value of future profits	333.6	299.3	284.0	275.4	282.2
Deferred acquisition costs	1,289.1	1,253.2	1,138.8	1,215.5	1,398.6
Reinsurance receivables	4,879.7	4,829.4	4,802.4	4,785.7	4,727.5
Income tax assets, net	479.9	348.3	241.5	432.6	703.2
Assets held in separate accounts	4.9	4.9	4.2	4.2	3.2
Other assets	741.9	485.4	438.8	476.0	599.6
Total assets	$32,314.4	$32,716.0	$33,279.8	$33,630.9	$32,735.0
Liabilities
Liabilities for insurance products:
Policyholder account liabilities	$11,676.9	$11,851.4	$11,998.9	$12,132.3	$12,138.1
Future policy benefits	11,234.2	11,314.3	11,423.2	11,498.5	11,429.9
Liability for policy and contract claims	521.0	517.8	508.9	522.3	510.7
Unearned and advanced premiums	255.9	248.1	242.8	260.5	251.0
Liabilities related to separate accounts	4.9	4.9	4.2	4.2	3.2
Other liabilities	804.0	740.2	762.0	750.2	850.7
Investment borrowings	1,645.5	1,645.2	1,644.8	1,644.3	1,643.9
Borrowings related to variable interest entities	1,416.8	1,153.6	1,153.0	1,152.5	1,152.3
Notes payable - direct corporate obligations	917.3	988.3	988.7	989.1	989.4
Total liabilities	28,476.5	28,463.8	28,726.5	28,953.9	28,969.2
Shareholders' equity
Common stock	1.6	1.6	1.5	1.5	1.4
Additional paid-in capital	2,952.2	2,903.2	2,834.6	2,767.3	2,688.5
Retained earnings	229.2	249.2	274.3	535.7	480.7
Total shareholders' equity before accumulated other comprehensive income	3,183.0	3,154.0	3,110.4	3,304.5	3,170.6
Accumulated other comprehensive income	654.9	1,098.2	1,442.9	1,372.5	595.2
Total shareholders' equity	3,837.9	4,252.2	4,553.3	4,677.0	3,765.8
Total liabilities and shareholders' equity	$32,314.4	$32,716.0	$33,279.8	$33,630.9	$32,735.0

	Mar-19	Jun-19	Sep-19	Dec-19	Mar-20

Book value per common share	$23.99	$27.12	$29.92	$31.58	$26.22

Book value per common share, excluding accumulated other comprehensive income (1) (2)	$19.90	$20.12	$20.44	$22.32	$22.08

Book value per diluted share (1) (3)	$19.76	$20.00	$20.30	$22.09	$22.03

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Revenues
Insurance policy income	$619.3	$618.3	$620.0	$623.2	$2,480.8	$628.7
Net investment income:
General account assets	268.8	284.9	274.1	270.2	1,098.0	280.3
Policyholder and other special-purpose portfolios	87.0	49.6	25.4	102.9	264.9	(110.7)
Realized investment gains (losses):
Net realized investment gains (losses)	18.3	5.3	5.7	11.3	40.6	(60.1)
Change in allowance for credit losses and other-than-temporary impairment losses (a)	(2.2)	—	(3.4)	(6.8)	(12.4)	(55.4)
Total realized gains (losses)	16.1	5.3	2.3	4.5	28.2	(115.5)
Fee revenue and other income	31.8	21.7	22.2	68.2	143.9	34.4
Total revenues	1,023.0	979.8	944.0	1,069.0	4,015.8	717.2

Benefits and expenses
Insurance policy benefits	623.5	610.4	582.8	600.3	2,417.0	490.8
Interest expense	41.0	38.6	37.5	35.2	152.3	33.4
Amortization	58.2	46.2	51.6	76.1	232.1	50.2
Loss on extinguishment of debt	—	7.3	—	—	7.3	—
Other operating costs and expenses	234.7	229.6	218.6	250.0	932.9	213.8
Total benefits and expenses	957.4	932.1	890.5	961.6	3,741.6	788.2

Income (loss) before income taxes	65.6	47.7	53.5	107.4	274.2	(71.0)
Income tax expense (benefit) on period income	13.8	10.1	11.5	23.1	58.5	(15.8)
Valuation allowance for deferred tax assets and other tax items	—	—	—	(193.7)	(193.7)	(34.0)
Net income (loss)	$51.8	$37.6	$42.0	$278.0	$409.4	$(21.2)

______________

(a)	No portion of the other-than-temporary impairments recognized in the 2019 periods was included in accumulated other comprehensive income.

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Insurance product margin (4)
Annuity margin	$56.2	$57.2	$56.2	$60.5	$230.1	$59.5
Health margin	78.9	78.3	77.0	79.0	313.2	73.6
Life margin	43.1	51.7	54.6	46.7	196.1	44.3
Long-term care margin	11.5	11.9	12.3	14.0	49.7	13.3
Total insurance product margin	189.7	199.1	200.1	200.2	789.1	190.7
Allocated expenses	(135.9)	(135.2)	(131.3)	(140.6)	(543.0)	(136.6)
Income from insurance products (5)	53.8	63.9	68.8	59.6	246.1	54.1
Fee income	4.4	4.4	3.0	11.7	23.5	7.8
Investment income not allocated to product lines (9)	43.3	48.3	34.3	26.2	152.1	57.4
Expenses not allocated to product lines	(18.1)	(19.9)	(18.2)	2.8	(53.4)	(13.8)
Operating earnings before taxes	83.4	96.7	87.9	100.3	368.3	105.5
Income tax expense on operating income	(17.6)	(20.3)	(18.7)	(21.7)	(78.3)	(21.2)
Net operating income (10)	65.8	76.4	69.2	78.6	290.0	84.3
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (net of related amortization)	(0.7)	(1.7)	(2.6)	7.1	2.1	(63.7)
Net change in market value of investments recognized in earnings	16.6	6.8	4.7	(2.6)	25.5	(48.4)
Fair value changes related to agent deferred compensation plan	(5.3)	(11.6)	(6.0)	2.5	(20.4)	—
Fair value changes in embedded derivative liabilities (net of related amortization)	(29.6)	(35.9)	(29.3)	13.4	(81.4)	(66.7)
Loss on extinguishment of debt	—	(7.3)	—	—	(7.3)	—
Other	1.2	0.7	(1.2)	(13.3)	(12.6)	2.3
Net non-operating income (loss) before taxes	(17.8)	(49.0)	(34.4)	7.1	(94.1)	(176.5)
Income tax expense (benefit) on non-operating income (loss)	(3.8)	(10.2)	(7.2)	1.4	(19.8)	(37.0)
Valuation allowance for deferred tax assets and other tax items	—	—	—	(193.7)	(193.7)	(34.0)
Net non-operating income (loss)	(14.0)	(38.8)	(27.2)	199.4	119.4	(105.5)
Net income (loss)	$51.8	$37.6	$42.0	$278.0	$409.4	$(21.2)
Per diluted share
Net operating income	$0.41	$0.48	$0.45	$0.52	$1.85	$0.58
Net non-operating income (loss)	(0.09)	(0.24)	(0.18)	1.32	0.76	(0.73)
Net income (loss)	$0.32	$0.24	$0.27	$1.84	$2.61	$(0.15)

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Insurance product margin (4)
Annuity:
Insurance policy income	$6.6	$4.2	$5.1	$5.2	$21.1	$5.6
Net investment income (5) (6)	115.8	114.8	116.5	117.3	464.4	117.4
Insurance policy benefits	(7.9)	(5.1)	(7.3)	7.5	(12.8)	(5.5)
Interest credited (6)	(43.2)	(41.6)	(42.0)	(40.1)	(166.9)	(42.0)
Amortization and non-deferred commissions	(15.1)	(15.1)	(16.1)	(29.4)	(75.7)	(16.0)
Annuity margin	56.2	57.2	56.2	60.5	230.1	59.5
Health:
Insurance policy income	358.2	358.1	358.1	359.0	1,433.4	362.1
Net investment income (5)	36.2	35.8	35.4	35.7	143.1	36.1
Insurance policy benefits	(264.9)	(272.7)	(274.2)	(271.3)	(1,083.1)	(269.6)
Amortization and non-deferred commissions	(50.6)	(42.9)	(42.3)	(44.4)	(180.2)	(55.0)
Health margin	78.9	78.3	77.0	79.0	313.2	73.6
Life:
Insurance policy income	187.2	189.0	189.6	192.3	758.1	194.1
Net investment income (5) (7)	34.5	34.8	34.6	34.4	138.3	34.3
Insurance policy benefits	(130.8)	(126.2)	(121.4)	(135.2)	(513.6)	(131.9)
Interest credited (7)	(10.2)	(10.6)	(10.7)	(10.4)	(41.9)	(10.3)
Amortization and non-deferred commissions	(20.9)	(20.3)	(21.4)	(19.9)	(82.5)	(21.9)
Advertising expense	(16.7)	(15.0)	(16.1)	(14.5)	(62.3)	(20.0)
Life margin	43.1	51.7	54.6	46.7	196.1	44.3
Long-term care:
Insurance policy income	67.3	67.0	67.2	66.7	268.2	66.9
Net investment income (5)	33.3	34.0	34.7	34.8	136.8	34.3
Insurance policy benefits	(85.5)	(85.7)	(86.2)	(84.4)	(341.8)	(84.2)
Amortization and non-deferred commissions	(3.6)	(3.4)	(3.4)	(3.1)	(13.5)	(3.7)
Long-term care margin	11.5	11.9	12.3	14.0	49.7	13.3
Total insurance product margin	189.7	199.1	200.1	200.2	789.1	190.7
Allocated expenses:
Branch office expenses	(22.3)	(16.3)	(18.3)	(18.9)	(75.8)	(18.9)
Other allocated expenses	(113.6)	(118.9)	(113.0)	(121.7)	(467.2)	(117.7)
Income from insurance products (8)	53.8	63.9	68.8	59.6	246.1	54.1
Fee income	4.4	4.4	3.0	11.7	23.5	7.8
Investment income not allocated to product lines (9)	43.3	48.3	34.3	26.2	152.1	57.4
Expenses not allocated to product lines	(18.1)	(19.9)	(18.2)	2.8	(53.4)	(13.8)
Operating earnings before taxes	83.4	96.7	87.9	100.3	368.3	105.5
Income tax expense on operating income	(17.6)	(20.3)	(18.7)	(21.7)	(78.3)	(21.2)
Net operating income (10)	$65.8	$76.4	$69.2	$78.6	$290.0	$84.3

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Annuity margin (4):
Fixed index annuities
Insurance policy income	$3.1	$2.8	$2.9	$2.8	$11.6	$3.3
Net investment income (5) (6)	75.3	76.0	78.7	80.6	310.6	82.1
Insurance policy benefits	0.5	(0.5)	(1.1)	15.3	14.2	(1.0)
Interest credited (6)	(25.7)	(24.7)	(25.4)	(24.0)	(99.8)	(26.2)
Amortization and non-deferred commissions	(12.1)	(12.1)	(12.9)	(20.1)	(57.2)	(13.8)
Margin from fixed index annuities	$41.1	$41.5	$42.2	$54.6	$179.4	$44.4
Average net insurance liabilities (11)	$6,193.8	$6,388.9	$6,587.5	$6,751.0	$6,480.3	$6,921.4
Margin/average net insurance liabilities (12)	2.65%	2.60%	2.56%	3.24%	2.77%	2.57%
Fixed interest annuities
Insurance policy income	$0.5	$0.4	$0.4	$0.2	$1.5	$0.3
Net investment income (5)	32.8	31.2	30.2	29.0	123.2	28.1
Insurance policy benefits	(0.1)	(0.1)	—	(0.2)	(0.4)	(0.1)
Interest credited	(16.4)	(16.0)	(15.7)	(15.2)	(63.3)	(14.9)
Amortization and non-deferred commissions	(3.0)	(3.0)	(3.2)	(9.2)	(18.4)	(2.1)
Margin from fixed interest annuities	$13.8	$12.5	$11.7	$4.6	$42.6	$11.3
Average net insurance liabilities (11)	$2,417.3	$2,337.9	$2,263.4	$2,204.3	$2,305.7	$2,146.2
Margin/average net insurance liabilities (12)	2.28%	2.14%	2.07%	0.83%	1.85%	2.11%
Other annuities
Insurance policy income	$3.0	$1.0	$1.8	$2.2	$8.0	$2.0
Net investment income (5)	7.7	7.6	7.6	7.7	30.6	7.2
Insurance policy benefits	(8.3)	(4.5)	(6.2)	(7.6)	(26.6)	(4.4)
Interest credited	(1.1)	(0.9)	(0.9)	(0.9)	(3.8)	(0.9)
Amortization and non-deferred commissions	—	—	—	(0.1)	(0.1)	(0.1)
Margin from other annuities	$1.3	$3.2	$2.3	$1.3	$8.1	$3.8
Average net insurance liabilities (11)	$575.7	$574.4	$569.8	$565.0	$571.2	$551.5
Margin/average net insurance liabilities (12)	0.90%	2.23%	1.61%	0.92%	1.42%	2.76%
Total annuity margin	$56.2	$57.2	$56.2	$60.5	$230.1	$59.5
Average net insurance liabilities (11)	$9,186.8	$9,301.2	$9,420.7	$9,520.3	$9,357.2	$9,619.1
Margin/average net insurance liabilities (12)	2.45%	2.46%	2.39%	2.54%	2.46%	2.47%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Health margin (4):
Supplemental health
Insurance policy income	$163.2	$164.4	$165.3	$167.5	$660.4	$169.8
Net investment income (5)	35.0	34.7	34.4	34.6	138.7	34.9
Insurance policy benefits	(123.1)	(128.9)	(128.2)	(126.9)	(507.1)	(132.9)
Amortization and non-deferred commissions	(27.6)	(27.8)	(27.6)	(28.3)	(111.3)	(29.6)
Margin from supplemental health	$47.5	$42.4	$43.9	$46.9	$180.7	$42.2
Margin/insurance policy income	29%	26%	27%	28%	27%	25%
Medicare supplement
Insurance policy income	$195.0	$193.7	$192.8	$191.5	$773.0	$192.3
Net investment income (5)	1.2	1.1	1.0	1.1	4.4	1.2
Insurance policy benefits	(141.8)	(143.8)	(146.0)	(144.4)	(576.0)	(136.7)
Amortization and non-deferred commissions	(23.0)	(15.1)	(14.7)	(16.1)	(68.9)	(25.4)
Margin from Medicare supplement	$31.4	$35.9	$33.1	$32.1	$132.5	$31.4
Margin/insurance policy income	16%	19%	17%	17%	17%	16%
Total health margin	$78.9	$78.3	$77.0	$79.0	$313.2	$73.6
Margin/insurance policy income	22%	22%	22%	22%	22%	20%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Life margin (4):
Interest sensitive life
Insurance policy income	$36.2	$37.3	$37.1	$38.0	$148.6	$39.6
Net investment income (5) (7)	11.6	11.7	11.7	11.7	46.7	11.7
Insurance policy benefits	(15.9)	(14.9)	(13.6)	(23.2)	(67.6)	(15.7)
Interest credited (7)	(10.0)	(10.4)	(10.5)	(10.2)	(41.1)	(10.2)
Amortization and non-deferred commissions	(7.0)	(7.1)	(6.7)	(5.0)	(25.8)	(7.4)
Margin from interest sensitive life	$14.9	$16.6	$18.0	$11.3	$60.8	$18.0
Average net insurance liabilities (11)	$852.0	$860.7	$869.2	$883.4	$866.3	$900.1
Interest margin	$1.6	$1.3	$1.2	$1.5	$5.6	$1.5
Interest margin/average net insurance liabilities (12)	0.75%	0.60%	0.55%	0.68%	0.65%	0.67%
Underwriting margin	$13.3	$15.3	$16.8	$9.8	$55.2	$16.5
Underwriting margin/insurance policy income	37%	41%	45%	26%	37%	42%
Traditional life
Insurance policy income	$151.0	$151.7	$152.5	$154.3	$609.5	$154.5
Net investment income (5)	22.9	23.1	22.9	22.7	91.6	22.6
Insurance policy benefits	(114.9)	(111.3)	(107.8)	(112.0)	(446.0)	(116.2)
Interest credited	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(0.1)
Amortization and non-deferred commissions	(13.9)	(13.2)	(14.7)	(14.9)	(56.7)	(14.5)
Advertising expense	(16.7)	(15.0)	(16.1)	(14.5)	(62.3)	(20.0)
Margin from traditional life	$28.2	$35.1	$36.6	$35.4	$135.3	$26.3
Margin/insurance policy income	19%	23%	24%	23%	22%	17%
Margin excluding advertising expense/insurance policy income	30%	33%	35%	32%	32%	30%
Total life margin	$43.1	$51.7	$54.6	$46.7	$196.1	$44.3

CNO FINANCIAL GROUP, INC.
Margin from Long-Term Care Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Long-term care margin (4):
Insurance policy income	$67.3	$67.0	$67.2	$66.7	$268.2	$66.9
Net investment income (5)	33.3	34.0	34.7	34.8	136.8	34.3
Insurance policy benefits	(85.5)	(85.7)	(86.2)	(84.4)	(341.8)	(84.2)
Amortization and non-deferred commissions	(3.6)	(3.4)	(3.4)	(3.1)	(13.5)	(3.7)
Margin from long-term care	$11.5	$11.9	$12.3	$14.0	$49.7	$13.3
Margin/insurance policy income	17%	18%	18%	21%	19%	20%

CNO FINANCIAL GROUP, INC.
Collected Premiums From Annuity and Interest Sensitive Life Products
and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Collected premiums from annuity and interest- sensitive life products:
Annuities	$315.7	$341.2	$325.2	$324.3	$1,306.4	$292.2
Interest-sensitive life	47.5	51.9	51.1	50.8	201.3	53.1
Total collected premiums from annuity and interest-sensitive life products	$363.2	$393.1	$376.3	$375.1	$1,507.7	$345.3

Insurance policy income:
Annuity products
Fixed index annuities	$3.1	$2.8	$2.9	$2.8	$11.6	$3.3
Fixed interest annuities	0.5	0.4	0.4	0.2	1.5	0.3
Other annuities	3.0	1.0	1.8	2.2	8.0	2.0
Total annuity insurance policy income	6.6	4.2	5.1	5.2	21.1	5.6
Health products
Supplemental health	163.2	164.4	165.3	167.5	660.4	169.8
Medicare supplement	195.0	193.7	192.8	191.5	773.0	192.3
Total health insurance policy income	358.2	358.1	358.1	359.0	1,433.4	362.1
Life products
Interest-sensitive life	36.2	37.3	37.1	38.0	148.6	39.6
Traditional life	151.0	151.7	152.5	154.3	609.5	154.5
Total life insurance policy income	187.2	189.0	189.6	192.3	758.1	194.1
Long-term care	67.3	67.0	67.2	66.7	268.2	66.9
Total insurance policy income	$619.3	$618.3	$620.0	$623.2	$2,480.8	$628.7

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Consumer Division
Health products:
Supplemental health	$13.6	$14.8	$15.4	$25.7	$69.5	$19.6
Medicare supplement	12.4	14.5	14.2	17.2	58.3	9.7
Total Consumer Division health NAP	26.0	29.3	29.6	42.9	127.8	29.3
Life products:
Interest sensitive life	4.9	7.0	5.7	5.5	23.1	5.6
Traditional life	31.7	29.8	29.0	25.1	115.6	33.0
Total Consumer Division life NAP	36.6	36.8	34.7	30.6	138.7	38.6
Long-term care	5.8	6.4	6.4	8.0	26.6	5.9
Total Consumer Division health and life NAP	$68.4	$72.5	$70.7	$81.5	$293.1	$73.8
Worksite Division
Health products:
Supplemental health	$8.3	$10.1	$10.7	$11.8	$40.9	$8.8
Life products:
Interest sensitive life	3.1	2.6	2.6	4.3	12.6	2.5
Total Worksite Division health and life NAP	$11.4	$12.7	$13.3	$16.1	$53.5	$11.3
Total NAP (both divisions)
Health products:
Supplemental health	$21.9	$24.9	$26.1	$37.5	$110.4	$28.4
Medicare supplement	12.4	14.5	14.2	17.2	58.3	9.7
Total health NAP	34.3	39.4	40.3	54.7	168.7	38.1
Life products:
Interest sensitive life	8.0	9.6	8.3	9.8	35.7	8.1
Traditional life	31.7	29.8	29.0	25.1	115.6	33.0
Total life NAP	39.7	39.4	37.3	34.9	151.3	41.1
Long-term care	5.8	6.4	6.4	8.0	26.6	5.9
Total NAP	$79.8	$85.2	$84.0	$97.6	$346.6	$85.1

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020 (a)
Basic
Shares outstanding, beginning of period	162,201.7	159,955.2	156,768.0	152,183.5	162,201.7	148,084.2
Weighted average shares issued during the period:
Shares repurchased	(1,485.6)	(1,238.1)	(2,585.5)	(2,157.3)	(6,906.9)	(2,444.0)
Amounts related to employee benefit plans	320.9	127.3	76.6	114.9	974.0	287.5
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(88.7)	(28.3)	(2.1)	(2.8)	(228.9)	(98.3)
Weighted average basic shares outstanding during the period	160,948.3	158,816.1	154,257.0	150,138.3	156,039.9	145,829.4
Basic shares outstanding, end of period	159,955.2	156,768.0	152,183.5	148,084.2	148,084.2	143,610.0
Diluted
Weighted average basic shares outstanding	160,948.3	158,816.1	154,257.0	150,138.3	156,039.9	145,829.4
Common stock equivalent shares related to:
Employee benefit plans	1,240.7	918.7	1,002.7	1,268.8	1,107.7	—
Weighted average diluted shares outstanding during the period	162,189.0	159,734.8	155,259.7	151,407.1	157,147.6	145,829.4
Diluted shares outstanding, end of period	161,123.2	157,662.5	153,242.8	149,580.7	149,580.7	143,936.2

___________

(a)	Equivalent common shares of 768.4 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q20.

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020

Fixed index annuities
Balance as of the beginning of the period	$6,433.9	$6,594.7	$6,787.5	$6,956.9	$6,433.9	$7,133.1
Gross deposits	300.1	325.4	311.1	305.2	1,241.8	281.7
Withdrawals	(156.9)	(156.5)	(154.1)	(179.8)	(647.3)	168.9
Returns reinvested	17.6	23.9	12.4	50.8	104.7	51.3
Balance as of the end of the period	$6,594.7	$6,787.5	$6,956.9	$7,133.1	$7,133.1	$7,635.0

Fixed interest annuities
Balance as of the beginning of the period	$2,509.3	$2,425.8	$2,345.2	$2,273.0	$2,509.3	$2,217.5
Gross deposits	13.6	14.3	11.8	17.1	56.8	9.3
Withdrawals	(113.4)	(110.9)	(99.8)	(88.0)	(412.1)	(94.3)
Returns reinvested	16.3	16.0	15.8	15.4	63.5	14.9
Balance as of the end of the period	$2,425.8	$2,345.2	$2,273.0	$2,217.5	$2,217.5	$2,147.4

Total annuities
Balance as of the beginning of the period	$8,943.2	$9,020.5	$9,132.7	$9,229.9	$8,943.2	$9,350.6
Gross deposits	313.7	339.7	322.9	322.3	1,298.6	291.0
Withdrawals	(270.3)	(267.4)	(253.9)	(267.8)	(1,059.4)	74.6
Returns reinvested	33.9	39.9	28.2	66.2	168.2	66.2
Balance as of the end of the period	$9,020.5	$9,132.7	$9,229.9	$9,350.6	$9,350.6	$9,782.4

CNO FINANCIAL GROUP, INC.
Statutory Information - Consolidated Basis (13)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019 (a)	2019 (a)	2020 (b)(c)

Net gain from operations before interest expense and federal income taxes	$97.8	$86.0	$62.1	$66.2	$312.1	$33.3
Interest expense on surplus debentures held by parent company	12.6	12.3	22.7	12.3	59.9	12.1
Net gain from operations before federal income taxes	85.2	73.7	39.4	53.9	252.2	21.2
Federal income tax expense (benefit)	1.9	(5.4)	(4.5)	(47.8)	(55.8)	(113.0)
Net gain from operations before net realized capital gains (losses)	83.3	79.1	43.9	101.7	308.0	134.2
Net realized capital losses	(9.9)	(3.6)	(0.1)	(3.0)	(16.6)	(3.3)
Net income	$73.4	$75.5	$43.8	$98.7	$291.4	$130.9

Capital and surplus	$1,717.4	$1,698.5	$1,695.3	$1,696.6	$1,696.6	$1,750.3
Asset valuation reserve (AVR)	248.0	254.5	261.0	295.9	295.9	236.4
Capital, surplus and AVR	1,965.4	1,953.0	1,956.3	1,992.5	1,992.5	1,986.7
Interest maintenance reserve (IMR)	418.3	415.4	415.1	420.1	420.1	408.2
Total statutory capital, surplus, AVR & IMR	$2,383.7	$2,368.4	$2,371.4	$2,412.6	$2,412.6	$2,394.9

Risk-based capital ratio	416%	409%	405%	408%	408%	406%

___________

(a)	The federal income tax benefit recognized in such periods reflects a $46.0 million tax sharing payment due from the holding company that will be returned to the holding company in the form of a dividend. There is no capital and surplus impact related to these transactions.

(b)	Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 1Q20 will be filed with the respective insurance regulators on or about May 15, 2020.

(c)
The federal income tax benefit and capital and surplus were favorably impacted by $99 million and $53 million, respectively, related to certain provisions included in the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Net investment income	$355.8	$334.5	$299.5	$373.1	$1,362.9	$169.6
Allocated to product lines:
Annuity	(115.8)	(114.8)	(116.5)	(117.3)	(464.4)	(117.4)
Health	(36.2)	(35.8)	(35.4)	(35.7)	(143.1)	(36.1)
Life	(34.5)	(34.8)	(34.6)	(34.4)	(138.3)	(34.3)
Long-term care	(33.3)	(34.0)	(34.7)	(34.8)	(136.8)	(34.3)
Equity returns credited to policyholder account balances	(43.6)	(23.1)	(3.6)	(83.4)	(153.7)	136.5
Amounts allocated to product lines and credited to policyholder account balances	(263.4)	(242.5)	(224.8)	(305.6)	(1,036.3)	(85.6)
Amount related to variable interest entities and other non-operating items	(19.2)	(16.0)	(13.7)	(12.7)	(61.6)	(11.6)
Interest expense on debt	(12.1)	(12.6)	(13.9)	(13.8)	(52.4)	(13.6)
Interest expense on investment borrowings	(12.4)	(12.3)	(11.4)	(10.1)	(46.2)	(9.1)
Less amounts credited to deferred compensation plans (offsetting investment income)	(5.4)	(2.8)	(1.4)	(4.7)	(14.3)	7.7
Total adjustments	(49.1)	(43.7)	(40.4)	(41.3)	(174.5)	(26.6)
Investment income not allocated to product lines	$43.3	$48.3	$34.3	$26.2	$152.1	$57.4

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Investment income not allocated:
Less variable components:
From general account assets	$28.7	$30.2	$26.2	$20.8	$105.9	$23.3
Other investment income	1.4	0.8	1.5	1.0	4.7	0.5
Spread income from Federal Home Loan Bank investment program:
Investment income on matched assets	19.0	18.5	16.0	16.6	70.1	13.5
Investment borrowing expenses	(12.4)	(12.3)	(11.4)	(10.1)	(46.2)	(9.1)
Net spread income	6.6	6.2	4.6	6.5	23.9	4.4
Interest expense on corporate debt	(12.1)	(12.6)	(13.9)	(13.8)	(52.4)	(13.6)
Total less variable components	24.6	24.6	18.4	14.5	82.1	14.6
Variable components:
Net income from Corporate Owned Life Insurance ("COLI") supporting agent deferred compensation plan
Change in value of COLI investments	14.4	5.0	3.1	(0.2)	22.3	3.2
Increase in liability for agent deferred compensation plan	(1.5)	(1.5)	(1.5)	(1.8)	(6.3)	(1.6)
Net COLI income (loss)	12.9	3.5	1.6	(2.0)	16.0	1.6
Other variable components:
Hedge variance related to fixed index products	(0.8)	(0.6)	(0.1)	(0.2)	(1.7)	(0.1)
Trading account	4.0	2.3	1.5	1.1	8.9	17.3
Other (a)	2.6	18.5	12.9	12.8	46.8	24.0
Total variable components	18.7	23.7	15.9	11.7	70.0	42.8
Total investment income not allocated to product lines	$43.3	$48.3	$34.3	$26.2	$152.1	$57.4

(a) Includes income on alternative investments, prepayment and call income, impacts of changes in projected cash flows and other investment income.

CNO FINANCIAL GROUP, INC.
Investment Income Allocated to Product Lines (5)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
Average net insurance liabilities (11)
Annuity:
Fixed index annuities	$6,193.8	$6,388.9	$6,587.5	$6,751.0	$6,480.3	$6,921.4
Fixed interest annuities	2,417.3	2,337.9	2,263.4	2,204.3	2,305.7	2,146.2
Other annuities	575.7	574.4	569.8	565.0	571.2	551.5
Total annuity average net insurance liabilities (11)	9,186.8	9,301.2	9,420.7	9,520.3	9,357.2	9,619.1
Health:
Supplemental health	2,743.3	2,779.9	2,815.0	2,849.8	2,797.0	2,887.1
Medicare supplement	99.0	94.7	89.9	97.5	95.3	102.5
Total health average net insurance liabilities (11)	2,842.3	2,874.6	2,904.9	2,947.3	2,892.3	2,989.6
Life:
Interest sensitive	852.0	860.7	869.2	883.4	866.3	900.1
Traditional	1,793.0	1,813.3	1,834.9	1,859.0	1,825.1	1,872.5
Total life average net insurance liabilities (11)	2,645.0	2,674.0	2,704.1	2,742.4	2,691.4	2,772.6
Long-term care average net insurance liabilities (11)	2,372.2	2,421.8	2,471.0	2,502.0	2,441.7	2,482.8
Total average net insurance liabilities (11)	$17,046.3	$17,271.6	$17,500.7	$17,712.0	$17,382.6	$17,864.1

Average yield on allocated investments
Annuity:
Fixed index annuities	4.86%	4.76%	4.78%	4.78%	4.79%	4.74%
Fixed interest annuities	5.43%	5.34%	5.34%	5.26%	5.34%	5.24%
Other annuities	5.35%	5.29%	5.34%	5.45%	5.36%	5.22%
Average yield on investments allocated to annuities	5.04%	4.94%	4.95%	4.93%	4.96%	4.88%
Health:
Supplemental health	5.10%	4.99%	4.89%	4.86%	4.96%	4.84%
Medicare supplement	4.53%	4.56%	4.48%	4.39%	4.49%	4.41%
Average yield on investments allocated to health products	5.09%	4.98%	4.87%	4.85%	4.95%	4.83%
Life:
Interest sensitive	5.45%	5.44%	5.38%	5.30%	5.39%	5.20%
Traditional	5.11%	5.10%	4.99%	4.88%	5.02%	4.83%
Average yield on investments allocated to life products	5.22%	5.21%	5.12%	5.02%	5.14%	4.95%
Average yield on investments allocated to long-term care products	5.62%	5.62%	5.62%	5.56%	5.60%	5.53%
Total average yield	5.16%	5.08%	5.06%	5.02%	5.08%	4.97%

Allocated investment income
Annuity:
Fixed index annuities	$75.3	$76.0	$78.7	$80.6	$310.6	$82.1
Fixed interest annuities	32.8	31.2	30.2	29.0	123.2	28.1
Other annuities	7.7	7.6	7.6	7.7	30.6	7.2
Total investment income allocated to annuities	115.8	114.8	116.5	117.3	464.4	117.4
Health:
Supplemental health	35.0	34.7	34.4	34.6	138.7	34.9
Medicare supplement	1.2	1.1	1.0	1.1	4.4	1.2
Total investment income allocated to health products	36.2	35.8	35.4	35.7	143.1	36.1
Life:
Interest sensitive	11.6	11.7	11.7	11.7	46.7	11.7
Traditional	22.9	23.1	22.9	22.7	91.6	22.6
Total investment income allocated to life products	34.5	34.8	34.6	34.4	138.3	34.3
Total investment income allocated to long-term care products	33.3	34.0	34.7	34.8	136.8	34.3
Total allocated investment income	$219.8	$219.4	$221.2	$222.2	$882.6	$222.1

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q
	2019	2019	2019	2019	2019	2020
General account assets investment income	$268.8	$284.9	$274.1	$270.2	$1,098.0	$280.3
Policyholder and other special purpose portfolio investment income	87.0	49.6	25.4	102.9	264.9	(110.7)
Less equity returns credited to policyholders
Annuity	(37.9)	(20.2)	(3.0)	(74.0)	(135.1)	119.9
Life	(5.7)	(2.9)	(0.6)	(9.4)	(18.6)	16.6
Less amount related to variable interest entities	(19.2)	(16.0)	(13.7)	(12.7)	(61.6)	(11.6)
Less amounts credited to deferred plans	(5.4)	(2.9)	(1.4)	(4.8)	(14.5)	7.7
Other special purpose portfolio investment income	18.8	7.6	6.7	2.0	35.1	21.9
Adjusted net investment income	287.6	292.5	280.8	272.2	1,133.1	302.2
Less amounts allocated to product lines
Annuity	(115.8)	(114.8)	(116.5)	(117.3)	(464.4)	(117.4)
Health	(36.2)	(35.8)	(35.4)	(35.7)	(143.1)	(36.1)
Life	(34.5)	(34.8)	(34.6)	(34.4)	(138.3)	(34.3)
Long-term care	(33.3)	(34.0)	(34.7)	(34.8)	(136.8)	(34.3)
Total investment income allocated to product lines	(219.8)	(219.4)	(221.2)	(222.2)	(882.6)	(222.1)
Less interest expense on investment borrowings	(12.4)	(12.3)	(11.4)	(10.0)	(46.1)	(9.1)
Less interest expense on debt	(12.1)	(12.5)	(13.9)	(13.8)	(52.3)	(13.6)
Investment income not allocated to product lines	$43.3	48.3	34.3	26.2	152.1	$57.4

Other Investment Data

	1Q	2Q	3Q	4Q	1Q
	2019	2019	2019	2019	2020
Average invested assets and cash	$21,848.9	$21,990.3	$22,188.4	$22,394.2	$22,597.5
Net investment income from general account investments	268.8	284.9	274.1	270.2	280.3
New money rate	4.38%	4.58%	4.66%	4.08%	4.46%
Book yield	5.15%	5.08%	5.03%	4.97%	4.90%
Earned yield	5.02%	5.30%	5.11%	4.97%	5.19%
Pre-pay/ call/ make-whole income	$2.5	$6.6	$3.0	$4.6	$8.9
Alternative investment income	5.5	17.1	17.7	12.9	17.2
Impairments	2.2	—	3.4	6.8	8.1

CNO FINANCIAL GROUP, INC.
4Q19 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q19 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2019
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$60.5	$0.3	(a)	$60.8
Health margin	79.0	—		79.0
Life margin	46.7	9.7	(a)	56.4
Long-term care margin	14.0	—		14.0
Total insurance product margin	200.2	10.0		210.2
Allocated expenses	(140.6)	—		(140.6)
Income from insurance products (5)	59.6	10.0		69.6
Fee income	11.7	—		11.7
Investment income not allocated to product lines (9)	26.2	—		26.2
Expenses not allocated to product lines	2.8	(20.0)	(b)	(17.2)
Operating earnings before taxes	100.3	(10.0)		90.3
Income tax (expense) benefit on operating income	(21.7)	2.1		(19.6)
Net operating income (10)	$78.6	$(7.9)		$70.7

Net operating income per diluted share	$0.52	$(0.05)		$0.47
___________

(a)	Adjustments arising from our comprehensive annual actuarial review of assumptions.

(b)	$20.0 million of the net favorable impact from legal and regulatory matters.

Notes

(1)
Excludes accumulated other comprehensive income. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

(2)	Shareholders' equity divided by common shares outstanding.

(3)
Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4)
Insurance margin is management’s measure of profitability of its annuity, health, life and long-term care product lines’ performance and consists of premiums plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. Income from insurance products is the sum of the insurance margins of the annuity, health, life and long-term care product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(5)
Investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average net insurance liabilities for the block in each period. See note (11) for definition of net insurance liabilities.

(6)
Excludes the change in market values of the underlying options supporting the fixed index annuity products and corresponding amount credited to policyholder account liabilities. Such amounts were $37.9 million, $20.2 million, $3.0 million, $74.0 million and $(119.9) million in 1Q19, 2Q19, 3Q19, 4Q19 and 1Q20, respectively.

(7)
Excludes the change in market values of the underlying options supporting the fixed index life products and corresponding amount credited to policyholder account liabilities. Such amounts were $5.7 million, $2.9 million, $.6 million, $9.4 million and $(16.6) million in 1Q19, 2Q19, 3Q19, 4Q19 and 1Q20, respectively.

(8)
Income from insurance products is the sum of the insurance margins of the annuity, health, life and long-term care product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(9)
Investment income not allocated to product lines is defined as net investment income less: (i) equity returns credited to policyholder account balances; (ii) the investment income allocated to our product lines; (iii) interest expense on notes payable and investment borrowings; and (iv) certain expenses related to benefit plans that are offset by special-purpose investment income. Investment income not allocated to product lines includes investment income on investments in excess of average net insurance liabilities, investments held by our holding companies, the spread we earn from the Federal Home Loan Bank investment borrowing program and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income from company-owned life insurance ("COLI") and variations in income from alternative investments), net of interest expense.

(10)
Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transaction, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(11)
Net insurance liabilities are equal to total insurance liabilities less: (i) amounts related to reinsured business; (ii) deferred acquisition costs; (iii) present value of future profits; and (iv) the value of unexpired options credited to insurance liabilities.

(12)	Margin/average net insurance liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average net insurance liabilities.

(13)
Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.